EXHIBIT 31.1

RULE 13a-14(a) CERTIFICATION

I, Howard Taylor, certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of River Capital Group, Inc.;

2.

Based  on  my knowledge,  this  report  does  not  contain  any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light  of the circumstances under which such statements  were  made, not  misleading with respect to the period covered by this report;

3.

Based  on my  knowledge, the  financial statements, and other financial information included  in  this report, fairly  present in  all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.

As the sole certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small  business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the  reliability of financial reporting and the preparation of financial statements for external purposes in  accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of  the small business issuer’s disclosure controls and procedures and  presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.

As the sole certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of small business issuer’s board of directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control  over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:  August 14, 2007

/s/ Howard Taylor

Howard Taylor
Chief Executive Officer and Chief Financial Officer
(Principal executive and financial officer)

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